Item 1: Report to Shareholders

U.S. Treasury Money Fund	November 30, 2005

The views and opinions in this report were current as of November 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

The U.S. Treasury Funds produced narrowly mixed results in the six-month period ended November 30, 2005, as Treasury bills produced positive returns but longer-term Treasury bond prices declined. Interest rates rose across all maturities—though long-term rates rose less than short-term—as the Federal Reserve continued to remove its accommodative monetary policy with four quarter-point increases in the fed funds rate during our reporting period, followed by another in mid-December. At the time we wrote this report, there was not much difference between short- and long-term interest rates, which sometimes precedes a period of slower economic growth.

ECONOMY AND INTEREST RATES

Conditions in the U.S. economy were favorable over the last six months. Economic growth as measured by gross domestic product (GDP) exceeded 3%, job growth was steady, and unemployment hovered around 5%. Fears of higher inflation and slower economic growth picked up in recent months, however. Oil prices spiked in late August to $70 per barrel as Hurricane Katrina severely disrupted energy production along the Gulf Coast but settled below $60 by the end of November. In addition, consumer sentiment soured as gasoline temporarily surged above $3 per gallon and higher oil and natural gas prices presaged a significant jump in heating costs this winter.

Federal Reserve officials acknowledged the economic uncertainty stemming from hurricane damage and elevated energy costs but concluded that the effects on the economy would be temporary and opted to continue raising short-term interest rates. From the end of May through November 30, the central bank methodically raised the federal funds target rate in four quarter-point increments from 3.00% to 4.00% —a level not seen in more than four years. The Fed raised the target rate another 25 basis points (0.25%) to 4.25% on December 13 for a total of 13 rate increases since June 2004, when the fed funds rate was 1.00%.

THE FED’S ROLE AND WHAT IT MEANS TO YOU

After the January 31, 2006, Federal Open Market Committee (FOMC) meeting, Chairman Alan Greenspan will retire. His successor will be Ben S. Bernanke, currently the chairman of President Bush's Council of Economic Advisers, and former Fed governor and Princeton professor. Mary Miller, director of T. Rowe Price's Fixed Income Division, says, "For 18 years Alan Greenspan has been a steady hand at the Fed's helm, guiding us through volatile financial markets and geopolitical events with sound reasoning and long-term perspective. His inflation-fighting resolve has structurally lowered inflation expectations, leading to milder business cycles and greater prosperity."

Why should you care about the Fed's moves or Greenspan's successor? The short answer is the central bank's actions—including setting monetary policy and overseeing the integrity of the banking system—impact mortgage rates, credit card costs, and fixed-income yields. At the most visible level, the Fed raises short-term interest rates to curb inflation when the economy is growing quickly and lowers them when it wants to stimulate economic growth. The chart below shows the FOMC systematically lowering rates in 2001 as the economy slipped into recession following the implosion of the dot-com bubble. Once the economy gained traction, the Fed started raising the fed funds rate. The stairstep increases from mid-2004 to date have had the desired effect of slowing GDP growth while keeping inflation from accelerating. Most credit-market experts correctly anticipated the December 13 rate increase and expect another quarter-point rate hike at the January 31 FOMC meeting.

Miller thinks that Bernanke's monetary policy should dovetail seamlessly with Greenspan's. In his statement to the Senate Banking Committee, Bernanke affirmed, "under Greenspan, monetary policy has become increasingly transparent to the public and financial markets, a trend I strongly support." This focus, in Miller's view, is a positive for credit-market stability. She added, "The incoming chairman's pledge to target the inflation level he considers consistent with long-term price stability is not a departure from present practices and should continue to benefit fixed-income investors."

Fed Funds Rate History

7%
6
5
4
3
2
1
0
1/1/00
1/1/01
1/1/02
1/1/03
1/1/04
1/1/05
1/1/06

Source: Federal Reserve Board

As shown in the graph on page 1, 90-day T-bill yields climbed steadily in the first half of our fiscal year, tracking the fed funds rate. Intermediate- and long-term interest rates also increased, but to a lesser extent. This resulted in a significant narrowing of the difference between short- and long-term rates—also known as a flattening of the Treasury yield curve. In fact, in late November, five-year Treasury yields were briefly lower than two-year Treasury yields.

MARKET NEWS

The federal budget deficit for the 2005 fiscal year was $319 billion, notably lower than the record $412 billion deficit in fiscal 2004 and earlier estimates due to stronger-than-expected revenues. Based on the most recent government projections, the deficit for fiscal 2006 should be comparable. The Congressional Budget Office anticipates a $314 billion shortfall versus the White House’s Office of Management and Budget estimate of $340.6 billion.

The Treasury Department has been able to reduce its borrowing needs in recent months because of strong tax revenues, but issuance is expected to increase so the government can fund continuing military operations in Iraq and Afghanistan as well as emergency assistance efforts related to Hurricane Katrina. In fact, starting in February 2006, the Treasury will resume issuing 30-year Treasury bonds twice per year. Issuance in longer-dated securities will help meet the anticipated demand from pension funds.

President George W. Bush recently nominated Ben S. Bernanke, currently the chairman of the President’s Council of Economic Advisers, to succeed Federal Reserve Chairman Alan Greenspan, whose term expires on January 31, 2006. (See page 2 for more information.) If he is confirmed by the Senate as expected, Mr. Bernanke will follow in Greenspan’s footsteps and is expected to continue his policies. “My first priority will be to maintain continuity with the policies and policy strategies established during the Greenspan years,” Bernanke said during a joint press conference with the President.

U.S. TREASURY MONEY FUND

Your fund returned 1.38% in the last six months and 2.29% in the 12-month period ended November 30, 2005. As shown in the Performance Comparison table on page 4, the fund outperformed its Lipper benchmark in both periods. While portfolio returns remain modest, they have increased in tandem with the fed funds rate. In fact, the fund’s most recent six-month return is about a full percent higher than it was for the six-month period ended November 30, 2004.

The fund’s long-term performance relative to its competitors remained noteworthy. According to Lipper, the fund was in the top quartile of the Lipper U.S. Treasury money market funds universe for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005. In fact, Lipper ranked the fund in the top 17% of the category for the 3- and 5-year periods ended September 30, 2005. (Based on cumulative total return, Lipper ranked the U.S. Treasury Money Fund 20 out of 82, 13 out of 76, 11 out of 70, and 11 out of 48 funds for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Based on the core personal consumption expenditures (PCE) deflator, which is the Fed’s preferred measure of inflation, real (or inflation-adjusted) short-term interest rates are around 2.25%. Even with nominal short-term rates 325 basis points (3.25%) higher than they were 18 months ago, and with real rates approaching their long-term average, central bank officials indicated after the December 13 monetary policy meeting that “some further measured policy firming is likely to be needed to keep the risks to the attainment of both sustainable economic growth and price stability roughly in balance.” In other words, we should expect at least a few more quarter-point rate hikes.

For more than a year, we maintained a defensive posture in the face of rising short-term interest rates by keeping the portfolio’s weighted average maturity (WAM) shorter than that of our benchmark. This enabled us to use proceeds from maturing Treasury bills to purchase newer T-bills at progressively higher yields sooner than our average competitor, which contributed to our performance advantage.

In August, we adopted a less defensive stance and shifted the portfolio’s WAM so that it was about the same as the average Treasury-only money market fund and closely mirrored the six-week cycle of the Fed’s monetary policy meetings. Immediately after our reporting period ended, we extended the WAM so that it was about 10 days longer than the peer group average. This extension, which was prompted by year-end volatility in T-bill rates, is likely to be temporary.

The portfolio’s credit profile continues to be very high, as indicated by the Short-Term Quality Diversification table. We invested exclusively in Treasury bills and Treasury coupons that are backed by the full faith and credit of the U.S. government. These instruments are the safest and most liquid short-term investment available.

At the end of our reporting period, the structure of the portfolio could best be described as a “ladder.” In other words, we had nearly equal allocations to T-bills with various maturities, which helps us keep the portfolio highly liquid.

U.S. TREASURY INTERMEDIATE FUND

Your fund returned -1.21% during our six-month reporting period and 1.27% for the 12-month period ended November 30, 2005. In the last six months, the fund held up better than its Lehman benchmark but did a little worse than the peer group average. For the one-year period, the fund lagged the Lehman index slightly. It underperformed the Lipper benchmark by a wider margin, as shown in the table on page 6, because the peer group average includes portfolios that invest in long-term Treasuries, which outperformed intermediate-term issues.

We kept the fund’s duration (a measure of its interest rate sensitivity) shorter than that of the Lehman index during our reporting period but moved it closer to neutral as we took advantage of higher-yielding Treasuries amid rising interest rates. Also, we maintained the portfolio’s “barbell” structure throughout the year by emphasizing the maturity extremes of our opportunity set while underweighting Treasuries with three- to five-year maturities. This proved helpful, as this segment bore the brunt of interest rate volatility stemming from Fed rate increases and underperformed shorter- and longer-term Treasuries. However, we reduced our underweight in the last six months by increasing exposure to five-year Treasuries. While further flattening of the yield curve is possible as the Fed continues to tighten monetary policy, we believe that the majority of this flattening is behind us.

We reduced our allocation to Ginnie Mae (GNMA) mortgage-backed securities in the last six months, as we became much more cautious on the sector, given our expectations for rising volatility (which generally causes mortgages to under-perform Treasuries) and concerns regarding possible extension risk amid rising rates. GNMAs underperformed Treasuries with similar durations over the last six months but posted very strong returns relative to comparable Treasuries through May.

Treasury inflation-protected securities (TIPS) generated strong returns relative to conventional Treasuries over both the one-year and six-month period. While their performance weakened as inflation concerns abated in November, we continue to view TIPS (which represented about 8% of fund assets as of November 30) as an important part of our investment strategy. They provide a hedge against inflation because they are indexed to the consumer price index (CPI), and they increase the portfolio’s diversification.

To further diversify the fund, we added a small position (representing 2% of fund assets) in notes issued by the Private Export Funding Corporation (PEFCO), which helps with the financing of U.S. exports. These securities offer both the highest credit quality and a yield advantage over Treasuries, and their maturity is not variable like that of GNMA mortgage-backed securities, which are subject to the risk of prepayments.

U.S. TREASURY LONG-TERM FUND

Your fund returned -2.45% and 4.97% in the 6- and 12-month periods ended November 30, 2005, respectively. The fund performed in line with the Lehman Brothers U.S. Treasury Long Index in the first half of our fiscal year, as shown in the table, but fared worse than the peer group average because long-term Treasuries, which we emphasize, lagged shorter-term issues. For the one-year period, the fund surpassed the Lipper benchmark but trailed the Lehman index.

The fund’s performance relative to other long-term U.S. Treasury funds over longer periods remains favorable. For example, Lipper ranked the fund in the top quartile of the Lipper General U.S. Treasury Funds universe for the five-year period ended September 30, 2005. (Based on cumulative total return, Lipper ranked the U.S. Treasury Long-Term Fund 6 out of 20, 6 out of 17, 3 out of 13, and 3 out of 11 funds for the 1-, 3-, 5-, and 10-year periods ended September 30, 2005, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

We increased the portfolio’s duration during our reporting period, as long-term U.S. Treasury yields rose to more attractive levels. Even though the Federal Reserve has lifted the overnight fed funds rate by 325 basis points (3.25%) in the last 18 months, long maturity Treasury yields have remained in a fairly narrow range. This may be due to a number of reasons, such as greater transparency by the central bank in communicating forward-looking comments regarding monetary policy, foreign and pension fund demand for government bonds, and benign inflation.

We trimmed the fund’s allocation to Ginnie Mae (GNMA) mortgage-backed securities over the past six months (from 7% to 6% of assets) as we became more cautious about the sector. An increase in yield volatility, a flatter Treasury yield curve, and less buying by government-sponsored entities (such as Fannie Mae and Freddie Mac) has resulted in underperformance of GNMA mortgages relative to Treasuries with similar durations. However, on a relative basis, GNMA securities outperformed Fannie Mae and Freddie Mac securities due to less available supply, foreign preference for GNMAs, and faster prepayment levels on GNMA securities trading at a discount. We will look to add GNMA securities to the portfolio if their valuations become more attractive.

Our allocation to Treasury inflation-protected securities (TIPS), which we trimmed from roughly 10% to 6% of assets during our reporting period, helped our performance. While core inflation (which excludes food and energy costs) remains contained, the broader consumer price index (CPI) for the most recent 12-month period rose from 2.5% in June to a high of 4.7% in September as oil and natural gas prices reached new highs following Hurricane Katrina. As a result, demand for TIPS increased because they are indexed to the CPI, and TIPS outperformed conventional Treasuries over the past six months. Our preference is to own longer-term TIPS.

OUTLOOK

The current economic expansion is now four years old, and the economy has shown great resilience, particularly in the face of this year’s violent Gulf Coast hurricanes and surging energy costs. The underpinnings of the expansion remain firm, the economy is likely to continue absorbing slack resources, and the Federal Reserve, in response, is poised to continue raising short-term interest rates in quarter-point increments a while longer to keep inflation from taking off. We expect the fed funds target rate to reach 5.00% by mid-2006, which bodes well for yield-hungry money market investors.

Longer-term interest rates are also likely to rise, which would put pressure on bond prices and total returns, but the magnitude of their increase may be moderated by benign inflation and the growing anticipation that the Fed is nearing the end of its tightening cycle. If the Fed can successfully engineer a “soft landing” for the economy and inflation remains contained, interest rates could ease in the second half of next year. We will continue to watch economic developments closely and position the funds to endure (if not benefit from) broadly higher Treasury yields in the near term.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

James M. McDonald

Chairman of the Investment Advisory Committee
U.S. Treasury Money Fund

Cheryl A. Mickel

Chairman of the Investment Advisory Committee
U.S. Treasury Intermediate Fund

Brian J. Brennan

Chairman of the Investment Advisory Committee
U.S. Treasury Long-Term Fund

December 19, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES

Funds that invest in fixed-income securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades and defaults on scheduled interest and principal payments, but these are highly unlikely for securities backed by the full faith and credit of the U.S. government. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded—which are highly unlikely for securities backed by the full faith and credit of the U.S. government—or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Basis point: One one-hundredth of a percentage point, or 0.01%.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

Lehman Brothers U.S. Treasury 4-10 Year Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in four to 10 years.

Lehman Brothers U.S. Treasury Long Index: An index that includes all Treasuries in the Lehman Brothers U.S. Aggregate Index that mature in 10 years or more.

Lipper average: Consists of all the mutual funds in a particular category as tracked by Lipper Inc.

Treasury inflation-protected securities (TIPS): Income-generating bonds that are issued by the federal government and whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index (CPI).

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments (1)

(Amounts in 000s)

	$ Par	Value
U.S. Treasury Obligations 120.2%		
U.S. Treasury Bills		
3.46%, 12/1/05	4,848	4,848
3.49%, 12/1/05	65,000	65,000
3.515%, 12/1/05	32	32
3.52%, 12/1/05	482	482
3.55%, 1/5/06	60,000	59,793
3.621%, 12/1/05	195	195
3.636%, 1/5/06	19,214	19,146
3.64%, 12/1/05	2,103	2,103
3.735%, 12/1/05	105,000	105,000
3.74%, 12/1/05	4,713	4,713
3.82%, 12/8/05	95,000	94,929
3.827%, 12/8/05	42,750	42,718
3.88%, 12/22/05	100,000	99,774
3.881%, 4/6/06	35,000	34,525
3.895%, 12/29/05	160,000	159,515
3.92%, 12/15/05	320	320
3.923%, 12/15/05	180,000	179,725
U.S. Treasury Notes		
1.625%, 2/28/06	40,000	39,764
2.375%, 8/31/06	28,000	27,719
2.75%, 6/30/06	20,000	19,823
2.875%, 11/30/06	20,000	19,705
5.625%, 2/15/06	82,000	82,394
Total U.S. Treasury Obligations (Cost $1,062,223)		1,062,223
Total Investments in Securities		
120.2% of Net Assets (Cost $1,062,223)		$ 1,062,223

(1) Denominated in U.S. dollars unless otherwise noted

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The U.S. Treasury Money Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on June 28, 1982. The fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains.

Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2005.

At November 30, 2005, the cost of investments for federal income tax purposes was $1,062,223,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to a calculated group fee. The fee is computed daily and paid monthly. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates, $303,000 for T. Rowe Price Services, Inc., and $231,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price U.S. Treasury Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 13, 2006